October 17, 2002


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Champps Entertainment, Inc. This year's meeting will be held on Wednesday, December 4, 2002 at 9:00 a.m., local time, at the Ritz Carlton Hotel, 50 Central Park South, New York, New York 10019.

         The attached proxy statement, with formal notice of the meeting on the first page, describes the matters we expect to act upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of Champps Entertainment, Inc. by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting, we will review our operations, report on 2002 financial results and discuss our plans for the future. Our directors and management team will be available to answer questions.

         Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding the methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

         We look forward to seeing you at the meeting.

                                            Sincerely,



                                            William H. Baumhauer
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                           CHAMPPS ENTERTAINMENT, INC.

                            10375 Park Meadows Drive
                                    Suite 560
                            Littleton, Colorado 80124


                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 4, 2002

                               -------------------


         The 2002 annual meeting of stockholders of Champps Entertainment, Inc. will be held on Wednesday, December 4, 2002 at 9:00 a.m., local time, at the Ritz Carlton Hotel, 50 Central Park South, New York, New York 10019. At the meeting, stockholders will vote upon the following proposals:

     1. To elect two Class III directors, each to serve for a three-year term;

     2. To amend  the 1997  Stock  Option  and  Incentive  Plan to  increase  by
1,750,000 the number of shares of common stock authorized for issuance thereunder and to delete the provision that requires automatic grants of options to directors;

     3. To ratify the appointment of KPMG LLP as independent auditors for the 2003 fiscal year; and

     4. To consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements of the meeting.

         You may vote if you are a stockholder of record as of the close of business on October 11, 2002. If you do not plan to attend the meeting and vote your common shares in person, please vote in the following way:

     o Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

         Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                                              By Order of the Board of Directors


                                              Donna L. Depoian, Esq.
                                              Secretary


October 17, 2002

                                TABLE OF CONTENTS
                                                                            Page



PROXY STATEMENT................................................................1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING.................................1
What is the purpose of the annual meeting?.....................................1
Who is entitled to vote?.......................................................1
Can I attend the meeting?......................................................1
What constitutes a quorum?.....................................................1
How do I vote?.................................................................2
Will other matters be voted on at the annual meeting?..........................2
Can I revoke my proxy instructions?............................................2
What other information should I review before voting?..........................2

PROPOSAL 1:  ELECTION OF DIRECTORS.............................................3
Introduction...................................................................3
Vote Required..................................................................3
Recommendation.................................................................3
Information Regarding the Nominees and Other Directors.........................3
The Board of Directors and Its Committees......................................4

PROPOSAL 2:  AMENDMENT OF STOCK OPTION AND INCENTIVE PLAN......................6
Recommendation.................................................................6

PROPOSAL 3: RATIFICATION OF AUDITORS...........................................7
Recommendation.................................................................7

PRINCIPAL AND MANAGEMENT STOCKHOLDERS..........................................8

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..............................10
Director Compensation.........................................................10
Executive Compensation........................................................10
Employment and Termination Agreements.........................................12
Indemnification Agreements....................................................12
Stock Performance Graph.......................................................13
Compensation Committee Report.................................................14
Compensation Committee Interlocks.............................................16
Audit Committee Report........................................................16

AUDIT AND OTHER FEES..........................................................17

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934..........17

EXPENSES OF SOLICITATION......................................................17

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING.................................17

OTHER MATTERS.................................................................18

                           CHAMPPS ENTERTAINMENT, INC.

                            10375 Park Meadows Drive
                                    Suite 560
                            Littleton, Colorado 80124

                               -------------------

                                 PROXY STATEMENT

                               -------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Champps Entertainment, Inc. for use at the 2002 annual meeting of stockholders of Champps to be held on Wednesday, December 4, 2002 at 9:00 a.m., local time, at the Ritz Carlton Hotel, 50 Central Park South, New York, New York 10019, and at any adjournments or postponements thereof.

         Champps' principal executive office is located at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124. The telephone number at Champps' principal executive office is (303) 804-1333.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

         At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting.

Who is entitled to vote?

         If our records show that you are a stockholder as of the close of business on October 11, 2002, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

         All stockholders of record of Champps' shares of common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder or proxy holder will be asked to present a form of valid picture identification, such as a driver's license or passport.

What constitutes a quorum?

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 12,330,034 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and the brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

Voting by proxy holders for shares registered directly in the name of the stockholder

         If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by Champps.

Voting by proxy holders for shares registered in the name of a brokerage firm or bank

         If your common shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

Vote by mail

         If you would like to vote by mail, mark your proxy card, sign and date it, and return it to American Stock Transfer and Trust Company in the postage-paid envelope provided.

Vote in person

         If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card or vote by ballot in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

Will other matters be voted on at the annual meeting?

         We are not aware now of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

         You may revoke your proxy at any time before it has been exercised by:

          o filing a written revocation with the secretary of Champps at the address set forth below;

          o    filing a duly executed proxy bearing a later date; or

          o    appearing in person and voting by ballot at the annual meeting.

Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

         Our fiscal 2002 annual report, including financial statements for the fiscal year ended June 30, 2002, is included with this proxy statement. The annual report, however, is not part of the proxy solicitation material. Copies of our annual report filed with the Securities and Exchange Commission on Form 10-K, including the financial statements, and the 1997 Stock Option and Incentive Plan may be obtained without charge by writing to the secretary of Champps, Donna L. Depoian, at the following address: Champps Entertainment, Inc., 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

         Our board of directors consists of seven members who are divided into three classes. At the annual meeting, two Class III directors will be elected to serve until the 2005 annual meeting, or until their respective successors are duly elected and qualified.

         Our board of directors has nominated Alan D. Schwartz and Stephen F. Edwards to serve as the Class III directors. Both nominees are currently serving as directors of Champps. Our board of directors anticipates that the nominees will serve, if elected, as directors. However, if any persons nominated by our board of directors are unable to accept election, the proxies will be voted for the election of such other person or persons as our board of directors may recommend.

Vote Required

         Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting.

Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS CLASS III DIRECTORS TO THE BOARD.

Information Regarding the Nominees and Other Directors

         The following biographical descriptions set forth certain information with respect to the two nominees for re-election as Class III directors at the annual meeting and each director who is not up for election based on information furnished to Champps by each director.

Nominees for election as Class III directors - term expiring 2002

Stephen F. Edwards. Mr. Edwards has served as a director of Champps since
May 2001. From June 2002 to present, Mr. Edwards has been the senior managing director of Atticus Capital, L.L.C., a private investment management company. From February 1995 to June 2002, Mr. Edwards has served as the managing director of Bruckmann, Rosser, Sherrill & Co. L.L.C., a private equity investment firm specializing in the food service industry. He previously served on the boards of directors of Town Sports International, Inc., Au Bon Pain, Inc., O'Sullivan Industries, Inc., Unwired PLC and American Paper Holdings, Inc. until June 2002. He is 39 years old.

Alan D. Schwartz. Mr. Schwartz has served as a director of Champps or its predecessors since September 1988. Currently, Mr. Schwartz is president, co-chief operating officer, a member of the executive committee and sits on the board of directors of The Bear Stearns Companies, Inc. Mr. Schwartz is also chairman of the Board of Visitors of the Fuqua School of Business at Duke University. Mr. Schwartz serves on the boards of the American Foundation for AIDS Research, St. Vincent's Services, Mt. Sinai-NYU Medical Center, the New York Blood Center and the National Mentoring Partnership. He is 52 years old.

Incumbent Class I directors - term expiring 2003

Timothy R. Barakett. Mr. Barakett has served as a director of Champps since March 1999. Since October 1995, Mr. Barakett has been the chairman and chief executive officer of Atticus Capital, L.L.C., a private investment management company. Mr. Barakett also serves as a director of RIT Capital Partners, PLC and as a director of Vivarte, S.A. (formerly known as Groupe Andre, S.A). He is 37 years old.

James Goodwin. Mr. Goodwin has served as a director of Champps since March 1999. Mr. Goodwin is the chairman and managing member of Half Moon Capital Management, LLC. From 1990 until February 1998, Mr. Goodwin was a managing director at Gleacher NatWest, Inc., an investment banking company. He is 46 years old.

Incumbent Class II directors - term expiring 2004

William H. Baumhauer. Mr. William H. Baumhauer has served as a director and chairman of the board of directors since August 1999, and as president and chief executive officer of Champps since June 1999. Mr. Baumhauer also held these positions with Champps or its predecessors from September 1988 until July 24, 1998, when he left Champps to serve as president and chief operating officer of Planet Hollywood International, Inc., a position he held until his return to Champps in June 1999. He is 54 years old.

Michael P. O'Donnell. Mr. O'Donnell was appointed as a director in September 2002. Since May 2002, Mr. O'Donnell has served as president of MPO Enterprises, Inc., a restaurant consulting firm. From August 1998 through May 2002, he served in various capacities for Outback Steakhouse, Inc. including president and chief executive officer of Roy's, a joint venture between Outback Steakhouse and Roy Yamaguchi. He also served as chief executive officer for all new businesses for Outback Steakhouse while serving on the board of directors of Roy's, Flemings, Carrabbas Italian Grill and Cheeseburger in Paradise, all Outback joint ventures. Mr. O'Donnell also serves as a director of Boston Inner City Schools. He is 46 years old.

Nathaniel Rothschild. Mr. Rothschild has served as a director of Champps since August 1999. Mr. Rothschild has been the president of Atticus Capital, L.L.C., a private investment management company, since January 2000. Since April 2000, Mr. Rothschild has been serving as the chairman and director of Vivarte, S.A. (formerly known as Groupe Andre, S.A). From April 1997 to January 1999, Mr. Rothschild was a vice president at Atticus Management (Bermuda) Ltd. He is 31 years old.

The Board of Directors and Its Committees

Board of directors

         Champps is managed by a seven member board of directors, a majority of whom is independent of our management. Our board of directors is divided into three classes, and the members of each class of directors serve for staggered three-year terms. Our board of directors is composed of two Class I directors (Messrs. Barakett and Goodwin), three Class II directors (Messrs. Baumhauer, O'Donnell and Rothschild) and two Class III directors (Messrs. Edwards and Schwartz). The terms of the Class I and Class II directors will expire upon the election and qualification of directors at the annual meetings of stockholders held in 2003 and 2004, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

         Our board of directors met five times in fiscal 2002. Each of the directors attended 75% or more of the aggregate of (a) the total number of meetings of the board of directors during fiscal year 2002 and (b) the total number of meetings held by all committees of the board of directors on which such director served during fiscal year 2002.

Audit committee

         Our board of directors has established an audit committee currently consisting of Messrs. Goodwin, Edwards and O'Donnell. In fiscal year 2002, the audit committee consisted of Timothy Barakett, James Goodwin and Stephen F. Edwards. On September 25, 2002, Mr. Barakett resigned and Michael P. O'Donnell was appointed to fill his position. The audit committee acts pursuant to a charter that was adopted by our board of directors on March 8, 2000 and subsequently amended on May 22, 2002, a copy of which is attached hereto as Exhibit A. The audit committee's duties include overseeing the internal accounting controls and reviewing the financial statements of Champps. The audit committee also makes recommendations concerning the engagement of independent public accountants and communicates with Champps' independent auditors on matters of auditing and accounting. The audit committee met four times during fiscal 2002.

         Each of the audit committee members is "independent," as defined in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers, Inc., with the exception of Mr. Edwards, who, due to his employment and compensation relationship with Atticus Capital, L.L.C., one or more of which may be deemed to be an affiliate of Champps, has served as a non-independent director on the audit committee since June 2002. Prior to his employment by Atticus Capital, L.L.C., Mr. Edwards served as an independent director on the audit committee. On September 25, 2002, our board of directors determined that because of Mr. Edwards' extensive experience in the food service industry, financial expertise, service on the audit committee, and knowledge of Champps' business activities as they relate to the audit committee's responsibilities, his continued membership on the audit committee is in the best interests of Champps and its stockholders, and complies with the conditions set forth in the NASD independence rules allowing one non-independent director to serve on the audit committee in exceptional and limited circumstances.

Compensation committee

         Our board of directors has established a compensation committee consisting of Messrs. Barakett, Edwards, Goodwin, O'Donnell, Rothschild and Schwartz. The compensation committee exercises all powers of our board of directors in connection with officer and employee compensation matters, including administering Champps' 1997 Stock Option and Incentive Plan and the 1997 Stock Purchase Plan. The compensation committee also has authority to grant awards under the 1997 Stock Option and Incentive Plan. The compensation committee met one time during fiscal 2002.

Nominating committee

         Our board of directors has established a nominating committee consisting of Messrs. Barakett, Edwards, Goodwin, O'Donnell, Rothschild and Schwartz. The nominating committee nominates individuals for election to Champps' board of directors and will consider nominees recommended by stockholders of record, if such stockholders submit the nominations in compliance with the requirements of our by-laws. The nominating committee did not meet during fiscal 2002.

         Our board of directors may from time to time establish other special or standing committees to facilitate the management of Champps or to discharge specific duties delegated to the committee by the full board of directors.

Compensation of directors

         All of our directors are entitled to be reimbursed for reasonable expenses incurred by them in connection with their attendance at board and committee meetings. In addition, during the fiscal year ended June 30, 2002, our non-employee directors, which included Messrs. Barakett, Edwards, Goodwin, Rothschild and Schwartz, were each granted options to purchase 10,000 shares of our common stock for service on our board of directors. These options vest in full on the first anniversary of the date of grant.

            PROPOSAL 2: AMENDMENT OF STOCK OPTION AND INCENTIVE PLAN

Purpose of the Plan and Amendment

         The board of directors approved an amendment to the 1997 Stock Option and Incentive Plan on September 25, 2002, subject to approval by the stockholders. The purpose of the amendment is to increase the number of shares of common stock that may be issued pursuant to the plan from 1,250,000 to 3,000,000 and delete the provision that requires automatic grants of options to directors.

         The purpose of the plan is to induce key employees and independent members of the board of directors to remain in the services of Champps, to attract new employees and independent directors, and to encourage such key employees and independent directors to acquire stock ownership in Champps. The plan provides incentives to all of its officers, eligible employees and independent directors, and to its consultants and advisors, by providing them with opportunities for equity ownership in Champps through the grant of stock options, awards of stock and stock appreciation rights.

         There are no shares of common stock available for issuance under the plan that are not subject to outstanding awards. Based on historical grants and our expectation of personnel growth, the board of directors believes that the proposed increase will be adequate to meet our foreseeable requirements. In approving the increase in shares, the board also gave particular weight to our current practice of granting options to all eligible employees within our organization.

         The plan currently grants to each non-employee director stock options to acquire 1,500 shares of common stock within five business days following each annual meeting of stockholders. This provision was included in the plan to fall within an exemption from the short swing trading rules under Section 16(b) of the Securities Exchange Act of 1934. The rules have since been amended and the automatic grants are no longer necessary. The board of directors now desires discretion and flexibility to grant options in amounts and at times it deems appropriate.

         The proposed amendment does not amend any provisions of the plan other than the number of shares reserved for issuance and elimination of automatic grants to directors. Because the grant of awards under the plan is within the discretion of the compensation committee, we cannot determine at this time the amount of any option awards that may be made to officers or other employees. As of September 25, 2002, there were five executive officers, six independent directors and 82 employees eligible to receive options under the Plan.

         We intend to register the additional 1,750,000 shares in a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving stockholder approval.

         The plan was filed with the Securities and Exchange Commission ("SEC") as Exhibit 10.5 to the Company's Registration Statement on Form 10 filed on June 3, 1997. A copy of the plan is available for your review over the Internet at the SEC's web site at http://www.sec.gov.

Vote Required

         The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is required to approve the amendment to the Plan. Abstentions will have the same effect as a "no" vote. Broker "non-votes" will not be counted for purposes of approving this Proposal 2.

Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE 1997 STOCK OPTION AND INCENTIVE PLAN.

                      PROPOSAL 3: RATIFICATION OF AUDITORS

         The board of directors has selected the firm of KPMG LLP, independent certified public accountants, to serve as auditors for the fiscal year ending June 29, 2003. KPMG LLP has served as our auditors and outside accountants since August 2, 2002. A representative of KPMG LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         On August 2, 2002, we dismissed our independent auditors, Arthur Andersen LLP, and engaged KPMG LLP to serve as our independent auditors for the fiscal year ending June 30, 2002. The decision to dismiss Arthur Andersen LLP and to engage KPMG LLP was approved by the audit committee and our board of directors. Arthur Andersen LLP served as our independent auditors and outside accountants from April 3, 2000 to August 2, 2002.

         The reports of Arthur Andersen LLP on our financial statements for the fiscal years ended July 1, 2000 and June 30, 2001 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits performed by Arthur Andersen LLP for fiscal 2000 and 2001, and through the date of the dismissal of Arthur Andersen LLP, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in its reports. None of the reportable events described under Item 304 (a)(1)(v) of Regulation S-K occurred within fiscal 2000 or 2001, nor through the date of the dismissal of Arthur Andersen LLP.

         We have provided a copy of the above disclosures to Arthur Andersen
LLP.

         During fiscal 2000 and 2001 and through the date of their appointment as our independent auditors, we did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

         The ratification of this selection is not required under the laws of the State of Delaware where Champps is incorporated or by the rules of the Securities and Exchange Commission, but the board of directors will consider the results of this vote in selecting auditors for future fiscal years.

Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 29, 2003.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table shows the amount of common stock of Champps beneficially owned as of August 1, 2002 by:

          o    each  director;

          o the chairman of the board, chief executive officer and the four most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended June 30, 2002;

          o    all directors and executive officers of Champps as a group; and

          o each person known by Champps to hold more than 5% of our outstanding common stock.

     Unless otherwise indicated, the address for each person or entity below is c/o Champps Entertainment, Inc., 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124.

         Beneficial ownership of common stock includes shares that are individually or jointly owned, as well as shares of which the individual has sole or shared investment or voting authority. Beneficial ownership of common stock also includes shares that could be purchased by the exercise of options at or within 60 days of August 1, 2002. The amounts set forth in the table as beneficially owned include shares owned, if any, by spouses and relatives living in the same home, as to which beneficial ownership may be disclaimed as set forth in the notes following the table.

                                                                Shares Beneficially Owned
                                                              ------------------------------
Name and Address of Beneficial Owner                             Number              Percent
------------------------------------------------------------- ------------------------------
Directors and Executive Officers
William H. Baumhauer(1).........................................1,196,073..............9.07%
Timothy R. Barakett(2)..........................................3,319,506.............27.20%
Stephen F. Edwards(3)..............................................10,000...............   *
James Goodwin(4)........................................................0...............   *
Nathaniel Rothschild(5)............................................20,000...............   *
Alan D. Schwartz(6)................................................82,380...............   *
Michael P. O'Donnell ...................................................0...............   *
Donna L. Depoian(7) ...............................................35,990...............   *
Frederick J. Dreibholz(8) .........................................40,593...............   *
Donnie N. Lamb (9).................................................61,195...............   *
J. David Miller (10)...............................................38,138...............   *

Other Stockholders
Dimensional Fund Advisors, Inc.(11) ..............................701,630..............5.76%
DMG Advisors LLC (12) ............................................792,400..............6.50%
Franklin Advisory Services, LLC(13) ............................1,000,000..............8.21%
                                                              ------------------------------

All directors and executive officers as a
     group                  (11 persons)(14) ...................4,803,875.............35.73%

* Less than 1% of the outstanding shares of our common stock.

(1) Includes 1,009,000 shares of common stock issuable on the exercise of currently exercisable stock options.

(2) Includes 20,000 shares of common stock issuable on the exercise of stock options held by Mr. Barakett. Mr. Barakett is the chairman and chief executive officer of Atticus Capital, L.L.C., a Delaware limited liability company, and Atticus Management, Ltd., an international business company organized under the laws of the British Virgin Islands. Atticus Capital, L.L.C. and Atticus Management, together with certain of their affiliated entities (the "Atticus entities") act as advisors for various investment funds ("Funds") and managed accounts ("Accounts"). Based on his relationship with the Atticus entities, Mr. Barakett is deemed to be a beneficial owner of the common stock owned by the Funds and Accounts. The address for Mr. Barakett is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(3) Includes 10,000 shares of common stock issuable on the exercise of stock options held by Mr. Edwards. Although Mr. Edwards is the senior managing director of Atticus Capital, L.L.C., he does not have or share the power to vote or the power to dispose of any shares of common stock beneficially owned by the Funds or Accounts managed by the Atticus entities and, therefore, disclaims beneficial ownership of any of the shares of common stock owned by the Funds and Accounts. The address for Mr. Edwards is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(4) Excludes 20,000 shares of common stock issuable on the exercise of stock options held by the Gordon Tang Goodwin Trust of which Mr. Goodwin is a trustee. Mr. Goodwin disclaims beneficial ownership of shares owned by this trust. In connection with Mr. Goodwin's appointment to the board of directors in March 1999, Atticus Capital, L.L.C. entered into an agreement with Mr. Goodwin, which provides that Atticus Capital, L.L.C. will pay to Mr. Goodwin an amount equal to five percent of the proceeds above $4.875 per share of common stock realized by Atticus Partners, L.P., Atticus Qualified Partners, L.P. and Atticus International, Ltd. upon the sale or disposition of certain shares of our common stock beneficially owned by them. The address for Mr. Goodwin is c/o Half Moon LLC, 152 West 57th Street, 45th Floor, New York, NY 10019.

(5) Includes 20,000 shares of common stock issuable on the exercise of stock options held by Mr. Rothschild. Although Mr. Rothschild is the president of Atticus Capital, L.L.C., he does not have or share the power to vote or the power to dispose of any shares of common stock beneficially owned by the Funds or Accounts managed by the Atticus entities and, therefore, disclaims beneficial ownership of any of the shares of common stock owned by the Funds and Accounts. The address for Mr. Rothschild is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(6) Includes 31,000 shares of common stock issuable upon the exercise of stock options held by Mr. Schwartz. The address for Mr. Schwartz is 383 Madison Avenue, New York, NY 10179.

(7) Includes 34,300 shares of common stock issuable upon the exercise of stock options held by Ms. Depoian.

(8) Includes 39,999 shares of common stock issuable upon the exercise of stock options held by Mr. Dreibholz.

(9) Includes 58,667 shares of common stock issuable upon the exercise of stock options held by Mr. Lamb.

(10) Includes 36,666 shares of common stock issuable upon the exercise of stock options held by Mr. Miller.

(11) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 2, 2001. The address for Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(12) Based on a Schedule 13G filed with the Securities and Exchange Commission on March 12, 2002. The address for DMG Advisors LLC is One Sound Shore
Drive, Suite 202, Greenwich, Connecticut 06830.

(13) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 26, 2001, filed by Franklin Resources, Inc. Franklin Advisory Services, LLC may be deemed to be a beneficial owner of 1,000,000 shares of common stock held by Franklin Resources, Inc. Charles B. Johnson and Rupert
H. Johnson each may be deemed to be beneficial owners of securities held by

Franklin Resources, Inc. and, therefore, each disclaims beneficial ownership of any of the 1,000,000 shares of common stock held by them collectively. The address for Franklin Advisory Services, LLC is 901 Mariners Island Blvd, 6th Floor, San Mateo, CA 94404.

(14) Includes 1,259,632 shares of common stock issuable upon the exercise of outstanding stock options.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

         In fiscal year 2002, non-employee directors received an annual grant of options to acquire 10,000 shares of Common Stock at an exercise price at least equal to the fair market value of the Common Stock as of the date of grant.

Executive Compensation

Summary compensation table

         The following table provides information as to compensation paid by Champps for fiscal years 2000, 2001 and 2002 to the chief executive officer and the Named Executives.

                                         Annual Compensation
                                         -------------------
                                                                                               Long-Term
                                                                                              Compensation
Name and                                                                   Other Annual      Awards Options/      All Other
Principal Position                Year         Salary       Bonus          Compensation          SARs(1)         Compensation
------------------                ----         ------       -----          ------------          -------         ------------

William H. Baumhauer.........     2002        $400,010     $100,000(2)        $     0                 0         $  7,200 (3)
  Chairman, President and         2001        $400,010     $100,000           $     0                 0         $      0
  Chief Executive Officer         2000        $400,010     $      0           $     0 (4)       750,000  (5)    $140,939 (6)

Donna L. Depoian(7).........      2002        $126,092     $ 10,000           $     0            15,000         $      0
  Vice President, General         2001        $120,000     $ 10,000           $     0            12,000         $      0
  Counsel and Secretary           2000        $124,615     $ 20,000           $     0             5,000         $      0

Frederick J. Dreibholz(8)....     2002        $136,600     $ 17,500           $     0            20,000         $      0
  Chief Financial Officer         2001        $130,000     $ 15,000           $     0            25,000         $      0
                                  2000        $ 90,000     $ 30,000           $     0            25,000         $      0

Donnie N. Lamb(9)............     2002        $153,462     $ 15,000           $     0            20,000         $      0
  Vice President of               2001        $145,000     $ 20,000           $     0            30,000         $      0
  Operations                      2000        $145,961     $ 56,950           $     0            25,000         $ 25,696 (10)

J. David Miller (11)              2002        $135,500     $ 10,000           $     0            15,000         $      0
  Vice President of               2001        $130,000     $ 10,000           $     0            25,000         $ 45,692 (12)
  Construction and Design         2000        $129,688     $ 20,000           $     0            12,000         $  5,073 (12)

(1) Represents the number of options to acquire Common Stock granted during the applicable fiscal year.

(2) Mr. Baumhauer's bonus was approved at a Compensation Committee meeting on October 15, 2002.

(3) Represents reimbursed automobile expenses.

(4) Does not include the extension of Mr. Baumhauer's options as described in footnote (5).

(5) On September 28, 2000, we extended the expiration date of 1,009,000 options to purchase shares of our common stock granted in fiscal 2000 from June 30, 2001 to June 30, 2003. Of the options extended, 750,000 granted in fiscal
2000 had an exercise price of $4.00, which though in excess of the fair market value of the Common Stock on the original grant date, July 1, 1999, was below the fair market value of the Common Stock on the date the options were extended ($4.625). The vesting date of these options was extended from December 24, 2000 to December 24, 2001 in connection with the options' extension. As a result of these changes to the options' terms, the Company recorded $468,000, in the aggregate, of non-cash compensation expense in fiscal 2001 and fiscal 2002.

(6) Includes $133,739 reimbursed for relocation expenses.

(7) Ms. Depoian has served as our vice president, general counsel and secretary since May 1998. She served as acting general counsel and assistant secretary from February 1998 to May 1998 and as corporate counsel and assistant secretary from July 1997 to February 1998. Ms. Depoian also served as corporate counsel and assistant secretary for DAKA from April
1994 to July 1997. She is 42 years old.

(8) Mr. Dreibholz has served as our chief financial officer and treasurer since October 1999. He is 47 years old.

(9) Mr. Lamb has served as vice president of operations for Champps since August 1999. From 1996 to 1999, Mr. Lamb served as the director of operations of Champps Operating Company, Inc., a subsidiary of Champps. He is 49 years old.

(10) Represents reimbursed relocation expense.

(11) Mr. Miller has served as vice president of construction and design since October 1999. He is 51 years old.

(12) Represents reimbursed relocation expense.

Option grants in fiscal year 2002

         The following table provides certain information with respect to stock options granted by Champps during fiscal year 2002 to the chief executive officer and the four most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended June 30, 2002.

                                                                                                   Potential Realizable
                                                                                                 Value at Assumed Annual
                                                % of Total                                         Rates of Stock Price
                                                 Options                                         Appreciation for Option
                                                Granted to                                               Term (1)
                                                                                                         --------
                                                Employees        Exercise
                                Options          in Fiscal       Price Per        Expiration      5%
Name                            Granted            Year           Share             Date          5%               10%
----                           -----------     -------------    -----------     -------------    -------------------------

William H. Baumhauer                  0                0%       $     --            --             $  --          $    --
Donna L. Depoian                 15,000              5.5%       $    7.50         9/26/11           54,869         154,007
Frederick J. Dreibholz           20,000              7.3%       $    7.50         9/26/11           73,159         205,342
Donnie N. Lamb                   20,000              7.3%       $    7.50         9/26/11           73,159         205,342
J. David Miller                  15,000              5.5%       $    7.50         9/26/11           54,869         154,007

---------------

(1) Potential realizable value is the value of the granted options, based on the assumed annual growth rates of the share price shown during their 10-year option term. For example, a 5% growth rate, compounded annually, for Ms. Depoian's, Mr. Dreibholz', Mr. Miller's and Mr. Lamb's grants result in a share price of $11.16 per share, and a 10% growth rate, compounded annually, result in a share price of $17.77 per share. These potential realizable values are listed to comply with the regulations of the Securities and Exchange Commission, and we cannot predict whether these values will be achieved. Actual gains, if any, on stock option exercises are dependent on the actual future performance of the common stock.

Aggregate option exercises in fiscal year 2002 and year-end option values

         The following table sets forth the number of shares of Common Stock covered by the stock options held by the chief executive officer and the four most highly compensated executive officers of Champps as of the end of fiscal year 2002. The value of unexercised in-the-money options is based on the closing price of the common stock as reported by Nasdaq on June 30, 2002, minus the exercise price, multiplied by the number of shares underlying the options.

                                                                                                    Value of Outstanding
                                Shares                            Number of Beneficial              In-the-Money Options
                               Acquired          Value         Options at Fiscal Year-End            at Fiscal Year-End
Name                          on Exercise      Realized       Exercisable    Unexercisable     Exercisable     Unexercisable
----                          -----------      --------       -----------    -------------     -----------     -------------

William H. Baumhauer               0           $  --           1,009,000               0       $7,699,529        $      0
Donna L. Depoian                   0           $  --              25,300          23,000       $  145,940        $122,330
Frederick J. Dreibholz             0           $  --              24,999          45,001       $  190,659        $270,291
Donnie N. Lamb                     0           $  --              33,666          48,334       $  248,963        $291,822
J. David Miller                    0           $  --              26,666          31,334       $  204,018        $190,752

---------------

Employment and Termination Agreements

William H. Baumhauer. On June 24, 1999, Champps entered into a two-year employment contract with Mr. Baumhauer, which was subsequently extended to expire on June 30, 2003. The agreement provides for a base salary of $400,000 per year. If Mr. Baumhauer's employment is terminated without "cause", or Mr. Baumhauer terminates his employment for "good reason", Champps shall continue to pay Mr. Baumhauer's base salary through the term of the agreement. If Champps is sold and Mr. Baumhauer's employment is terminated, Mr. Baumhauer is entitled to receive a payment equal to $1,200,000 minus the sum of (i) the salary paid to him during the fiscal year prior to termination, and (ii) gross proceeds received by him, net of any cash exercise price paid, upon the exercise or other disposition of stock options.

Donna L. Depoian. On February 26, 1999, we entered into an employment agreement with Donna L. Depoian to serve as vice president, general counsel and secretary. The agreement provides for an initial term of one year and for successive one-year renewals thereafter. Under the agreement, Ms. Depoian receives an annual base salary of $120,000, subject to adjustment at the discretion of the board of directors. The agreement further provides that, in the event Champps terminates Ms. Depoian's employment without "cause" or Ms. Depoian terminates her employment for "good reason," Champps shall pay Ms. Depoian an amount equal to Ms. Depoian's cash compensation for one year.

Indemnification Agreements

         Champps has entered into indemnification agreements with certain of the members of the Boards, pursuant to which Champps has agreed to advance expenses and indemnify such persons against certain liabilities incurred in connection with their services to Champps. In the event of a proceeding brought against an indemnified person by or in the right of Champps, that person shall not be entitled to indemnification if he or she is adjudged to be liable to Champps, or if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by Champps in such event if, and only to the extent, determined by the Court of Chancery of the State of Delaware, or another court in which such proceeding is brought or is pending.

Stock Performance Graph

         The following graph provides a comparison of cumulative total stockholder return for the period from July 15, 1997 (the date on which the Common Stock was first publicly traded) through June 30, 2002, among Champps; the Russell 3000 Index; and an index of companies that Champps considers its peers: the Cheesecake Factory, Inc., BUCA, Inc., P.F. Changs China Bistro, Inc., Landry's Seafood Restaurant, Inc. and Rare Hospitality International, Inc. The returns of each issuer in the peer group have been weighted according to the respective company's market capitalization as of the beginning of the period. The stock performance graph assumes an investment of $100 in each of Champps and the two indexes, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance.



                                 [GRAPH OMITTED]

COMPANY/INDEX/MARKET                   7/15/1997    6/26/1998    6/25/1999    7/2/2000    7/1/2001     6/30/2002
--------------------                   ---------    ---------    ---------    --------    --------     ---------

Champps Entertainment Inc.                100.00        91.96        53.57       76.79      145.00        174.43
Peer Group                                100.00       103.48       105.86      127.83      186.00        244.98
Russell 3000 Index                        100.00       119.44       142.18      153.91      130.90        106.79

Compensation Committee Report

         The compensation committee reviews and approves compensation levels for Champps' executive officers and oversees and administers Champps' executive compensation programs. All members of the compensation committee, listed at the end of this report, are non-employee directors who are not eligible to participate in the compensation programs that the compensation committee oversees except for option grants. See "Directors' Compensation."

Philosophy

         The compensation committee believes that the interests of Champps' stockholders are best served when compensation is directly aligned with Champps' financial performance. Therefore, the compensation committee has approved overall compensation programs that award a competitive base salary and encourage exceptional performance through meaningful incentive awards, both short- and long-term, which are tied to Champps' performance.

Responsibilities

         The responsibilities of the compensation committee include:

          o developing compensation programs that are consistent with and are linked to Champps' strategy;

          o assessing the performance of and determining an appropriate compensation package for the president and chief executive officer; and

          o    ensuring  that  compensation  for the  other  executive  officers
               reflects    individual,    team,    and   Champps'    performance
               appropriately.

Purpose

         Champps' executive compensation programs are designed to:

          o    attract, retain and motivate key executive officers;

          o link the interests of executive officers with stockholders by encouraging stock ownership;

          o    support  Champps'  goal  of  providing   superior  value  to  its
               stockholders and customers; and

          o provide appropriate incentives for executive officers, based on achieving key operating and organizational goals.

         The compensation committee believes that Champps' executive compensation policies should be reviewed during the first quarter of the fiscal year when the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with Champps' financial performance, its business plan and its position within the restaurant industry, as well as the compensation policies of similar companies in the restaurant business. The compensation of individual executives is reviewed annually by the compensation committee in light of its executive compensation policies for that year.

         In setting and reviewing compensation for the executive officers, the compensation committee considers a number of different factors designed to assure that compensation levels are properly aligned with Champps' business strategy, corporate culture and operating performance. Among the factors considered are the following:

                  Comparability -- The compensation committee considers the compensation packages of similarly situated executives at companies deemed comparable to Champps. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

                  Pay for Performance -- The compensation committee believes that compensation should in part be directly linked to operating performance. To achieve this link with regard to short-term performance, the compensation committee relies on cash bonuses, which are determined on the basis of certain objective criteria and recommendations of the chief executive officer.

                  Equity Ownership -- The compensation committee believes that equity-based, long-term compensation aligns executives' long-range interests with those of the stockholders. These long-term incentive programs are reflected in Champps' stock option plan. The compensation committee believes that significant stock ownership is a major incentive in building stockholder value and reviews grants of options with that goal in mind.

                  Qualitative Factors -- The compensation committee believes that in addition to corporate performance and specific business unit performance, in setting and reviewing executive compensation it is appropriate to consider the personal contributions that a particular individual may make to the overall success of Champps. Such qualitative factors as leadership skills, planning initiatives and employee development have been deemed to be important qualitative factors to take into account in considering levels of compensation.

Annual cash compensation

         Annual cash compensation for the executive officers consists of a base salary and a variable, at-risk incentive bonus under Champps' management annual incentive plan.

         It is Champps' general policy to pay competitive base compensation to its executive officers. The compensation committee annually reviews and, if appropriate, adjusts executive officers' base salaries. In making individual base salary recommendations, the compensation committee considers the executive's experience, management and leadership ability, and technical skills; his or her compensation history; as well as the performance of Champps as a whole and, where applicable, the performance of specific business units.

         Under the management annual incentive plan, each executive is assigned a target incentive award. This incentive award, or some portion thereof, is awarded by the compensation committee in its discretion, based on its assessment of a combination of four factors: Champps' overall performance; business unit performance; attainment of predetermined individual goals; and the level of personal/leadership impact. This evaluation process is not strictly quantitative, but is largely based on qualitative judgments made by the president and chief executive officer, with the concurrence of the compensation committee, related to individual, team and Champps' performance.

Chief executive officer compensation

         On June 24, 1999, Mr. Baumhauer was hired by Champps as president and chief executive officer and in August 1999 was elected as a director and was appointed chairman of the board of directors. At the recommendation of the compensation committee, Champps entered into an employment contract with Mr. Baumhauer, which was amended as of September 28, 2000, as disclosed under "Employment and Termination Agreements." Under the terms of his employment agreement, Mr. Baumhauer was granted stock options to purchase a total of 1,009,000 shares of common stock and receives an annual base salary of $400,000 per year. On October 15, 2002, the compensation committee approved an annual bonus to Mr. Baumhauer for fiscal year 2002 in the amount of $100,000. See "Executive Compensation." The compensation committee believes that Mr. Baumhauer's compensation is appropriate in light of his significant contributions in improving operating results, including the opening of new restaurants, positive comparable same-store sales, significant improvement in operating margins, and the resolution of several contingent liabilities retained by Champps after the disposition of several predecessor businesses.

Compensation of other officers

         Champps' executive compensation program for other executive officers is described above, although the corporate business unit and individual performance goals and the relative weighting of the quantitative performance factors described above varies, depending upon the responsibilities of particular officers.

                                    Submitted by the Champps Entertainment, Inc.
                                    Compensation Committee
                                    Timothy R. Barakett
                                    Stephen F. Edwards
                                    James Goodwin
                                    Michael P. O'Donnell
                                    Nathaniel Rothschild
                                    Alan D. Schwartz

Compensation Committee Interlocks and Insider Participation

         The compensation committee consists of Messrs. Barakett, Edwards, Goodwin, O'Donnell, Rothschild and Schwartz, none of whom are employees of, or have ever been employed by, Champps or any of its subsidiaries. Except as described in the following paragraph, no member of the compensation committee has a reportable relationship with Champps.

         Alan D. Schwartz, a member of the compensation committee, is senior managing director-corporate finance of Bear Stearns & Co., Inc. In the past Bear Stearns and its affiliates have provided financial advisory and financing services to Champps and have received fees and reimbursement of expenses for rendering such services.

Audit Committee Report

         The audit committee reviews Champps' financial reporting process on behalf of the board of directors. Champps' management has the primary responsibility for the financial statements and the reporting process. Champps' independent auditors are responsible for expressing an opinion on the consolidated financial statements of Champps in conformity with accounting principles generally accepted in the United States of America.

         In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) in a letter dated August 26, 2002 and has discussed with them their independence from Champps and its management. The audit committee has also considered whether the independent auditors' provision of non-audit services to Champps is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in Champps' Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

                                    Submitted by the Champps Entertainment, Inc.
                                    Audit Committee
                                    James Goodwin - Chairman
                                    Stephen F. Edwards
                                    Michael P. O'Donnell

AUDIT AND OTHER FEES

         We incurred the following fees to our current auditors, KPMG LLP, and our former auditors, Arthur Andersen, LLP, for the fiscal year ended June 30, 2002:

Audit fees

         The aggregate fees for professional services rendered for the audit of the annual financial statements for the fiscal year ended June 30, 2002 and the reviews of the financial statements included in quarterly financial statements filed on Form 10-Q for the fiscal year ended June 30, 2002 were $114,000, of which $90,000 was billed by KPMG LLP and $24,000 was billed by Arthur Andersen.

All other fees

         The aggregate fees billed for services rendered, other than the fees discussed in the foregoing paragraph, were $372,875, of which $240,525 was billed by KPMG LLP and $132,350 was billed by Arthur Andersen.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Champps' executive officers, directors and persons who own more than 10% of a registered class of Champps' equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies to Champps.

         Based upon a review of the reports furnished to Champps and representations made to Champps by its officers and directors, Champps believes that, during fiscal year 2002, its officers, directors and its 10% beneficial owners, complied with all applicable reporting requirements.


                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by Champps. In addition, Champps will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy materials to brokers or other persons holding stock in their names or in the names of their nominees and for charges and expenses in forwarding proxies and proxy materials to the beneficial owners. Solicitations may further be made by officers and regular employees of Champps, without additional compensation, by use of mail, email, personal interview, telephone or telecopy.


                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Stockholders who want to have a proposal included in our proxy statement for next year's annual meeting of stockholders must send the proposal to Champps for a receipt date of no later than August 6, 2003. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission in order to be included in the proxy statement and should be directed to the secretary of Champps at the principal executive offices of Champps located at 10375 Park Meadows Drive, Suite 560, Littleton, CO 80124.

         Stockholders who want to present business for action at the 2003 annual meeting of stockholders, other than proposals they request to have included in our proxy statement for next year's annual meeting, must comply with the requirements set forth in Champps' by-laws. Champps' by-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation to our principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the anniversary date of the prior annual meeting, notice must be delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of the next annual meeting or (ii) the 15th day after public disclosure of the date of such meeting. Proxies solicited by the board of directors may, under certain circumstances prescribed in Rule 14a-4 of the Securities and Exchange Act, be voted in accordance with the discretion of the proxy holders with respect to stockholder proposals presented at the next annual meeting of stockholders (other than proposals included in Champps' proxy statement).


                                  OTHER MATTERS

         The board of directors is not aware of any other matter to be presented for action at the annual meeting of stockholders; however, if any other matter is properly presented it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

         THIS PROXY STATEMENT IS ACCOMPANIED BY CHAMPPS' ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL YEAR 2002. ADDITIONAL INFORMATION IS CONTAINED IN CHAMPPS' ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. CHAMPPS WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CHAMPPS ENTERTAINMENT, INC., 10375 PARK MEADOWS DRIVE, SUITE 560, LITTLETON, CO 80124.


                                                              DONNA L. DEPOIAN
                                                              Secretary
October 17, 2002

                                    EXHIBIT A


                             AUDIT COMMITTEE CHARTER

                  The board of directors (the "Board") of Champps Entertainment, Inc. (the "Company") shall appoint the audit committee which should be constituted and have the responsibility and authority as described herein.

Composition

                  The audit committee shall meet the size, independence and experience requirements of the National Association of Securities Dealers, Inc., as may be in effect from time to time.

Responsibility

                  The audit committee's primary responsibility shall be to assist the Board in monitoring the integrity of the financial statements of the Company and the independence of the Company's external auditors. The audit committee shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company.

                  In carrying out its responsibility, the audit committee shall undertake the following activities:

1. Recommend to the Board, in advance of the annual meeting of the stockholders, the appointment of the independent auditor to audit the books, records and accounts of the Company. Such independent auditor is ultimately accountable to the Board and the audit committee, as representatives of the stockholders.

2. Evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend that the Board replace the independent auditor.

3. Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The audit committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the audit committee, recommend that the Board take appropriate action to insure the independence of the auditor.

4. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit and approve the proposed fee for the audit and approve any required special services. The audit committee shall be notified in advance of any proposed engagement of the independent auditor to provide non-audit services to the Company.

5. Discuss with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such discussion should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  (b) Any changes recommended in the planned scope of the internal audit.

                  (c) The internal audit department responsibilities, budget and staffing.

6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

7. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

8. Read and discuss the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

9. Read and discuss the Company's quarterly financial statements with the independent auditor and management prior to the filing of the Company's Form 10-Q with the Securities and Exchange Commission ("SEC") or the release of quarterly earnings.

10. Discuss with the independent auditor and management the acceptability and quality of critical accounting principles and underlying estimates in the financial statements on both an annual and quarterly basis.

11. Discuss major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

12. Meet periodically with management to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

13. Read and discuss the significant reports to management prepared by the internal auditing department and management's responses.

14. Meet periodically, and at least annually, with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

15. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

16. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

17.      Review and reassess the adequacy of this Charter annually.

                  The audit committee shall meet at least four times a year and make a report to the Board following each meeting. The audit committee shall have the authority to retain special legal, accounting or other advisors as it deems necessary.

                  While the audit committee has the responsibility and authority set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                               FORM OF PROXY CARD


                                   DETACH HERE

                                      PROXY

                           CHAMPPS ENTERTAINMENT, INC.

                            10375 Park Meadows Drive
                                    Suite 560
                            Littleton, Colorado 80124

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS


    The undersigned stockholder of Champps Entertainment, Inc. (the "Company") hereby appoints William H. Baumhauer, President, and Donna L. Depoian, Secretary, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on October 11, 2002 at the Annual Meeting of Stockholders to be held on December 4, 2002 and any adjournments or postponements thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. The undersigned's vote will be cast in accordance with the proxies' discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

    PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

-----------------------                                                                             ----------------------
   SEE REVERSE SIDE                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE                    SEE REVERSE SIDE
-----------------------                                                                             ----------------------

CHAMPPS ENTERTAINMENT, INC.
c/o American Stock Transfer & Trust Company
6201 Fifteenth Avenue
Brooklyn, N.Y. 11219
                                            (continued from other side)

1. Proposal to elect two Class III directors, each to serve for a three-year term, namely: Alan D. Schwartz and Stephen F. Edwards.

         FOR all nominees listed above (except as marked to the contrary below).

         WITHHOLD AUTHORITY to vote for all nominees listed above.

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write the name of the nominee or nominees as to which you wish to withhold authority in the space below.




2.       Proposal to amend the 1997 Stock Option and Incentive Plan.

         FOR                        AGAINST                   ABSTAIN


3. Proposal to ratify the appointment of KPMG LLP as independent auditors for the 2003 fiscal year.

         FOR                        AGAINST                   ABSTAIN


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. If no direction is given with respect to a particular proposal, this proxy will be voted in accordance with the recommendationS OF THE BOARD OF DIRECTORS. The undersigned's vote will be cast in accordance with the proxies' discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY. USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Date: ________________, 2002
                           -----------------------------------------------------
                           Signature of Stockholder or Authorized Representative

Date: ________________, 2002
                           -----------------------------------------------------
                           Signature of Stockholder or Authorized Representative
                                           (if held jointly)

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.
--------------------------------------------------------------------------------

     MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:


                                      B-2